SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  May 15, 1998
                Date of Report (Date of earliest event reported)


                          SIERRA HEALTH SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)


        1-8865                                             88-0200415
(Commission File Number)                      (IRS Employer Identification No.)

2724 North Tenaya Way                                        89128
Las Vegas, Nevada                                       (Zip Code)
(Address of principal executive offices)


                                 (702) 242-7000
               Registrant's Telephone Number, Including Area Code

Item 5.              Other Events


Stock Split

     On May 5, 1998, the Registrant announced a 3 for 2 split of its common stock. The stock split will entitle each stockholder of record on May 18, 1998 to receive one additional share of common stock for every two shares of the Registrant's common stock held of record on such date. Certificates representing the additional shares are expected to be sent to stockholders on or about June 8, 1998. In lieu of any fractional share resulting from the stock split, a stockholder will receive a cash payment based on the closing price of the Registrant's common stock on the record date.

Amendment to Registration Statements

     The Registrant is acting pursuant to Rule 416 under the Securities Act of 1933 ("Rule 416") regarding the Registration Statements listed below (the "Registration Statements"). Pursuant to Rule 416(a), if a registration statement purports to register securities to be offered pursuant to terms which provide for a change in the amount of securities being offered or issued to prevent dilution resulting from stock splits, such registration statement shall be deemed to cover the additional securities to be offered or issued as a result of any such stock split.

     Therefore, each of the Registration Statements is amended to include the language set forth on Exhibit 99.1.

         The Registration Statements are set forth as follows:
                        Registration
                         Statement
                           Number

                         2-99954
                         33-6920
                        33-41542
                        33-41543
                        33-42222
                        33-83664
                        33-59187
                      33-60591

Amendment to Form 10-K

     Exhibit 23.1 to the Company's Form 10-K for the fiscal year ended December 31, 1997 is amended as set forth on Exhibit 99.2.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits

                  Number Exhibit

                  99.1 Rule 416(a) language for inclusion in the Registration Statements.

                  99.2 Amendments to Exhibit 23.1 to the Company's Form 10-K for the fiscal year ended December 31, 1997.

                                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SIERRA HEALTH SERVICES, INC.
                                                         (Registrant)


Date:  May 15, 1998                         /S/ PAUL H. PALMER
                                            ------------------
                                            Paul H. Palmer
                                            Acting Chief Financial Officer

Exhibit 99.1


     Pursuant to Rule 416(a), the number of shares being registered shall be adjusted to include any additional shares which may become issuable as a result of stock splits, stock dividends or similar transactions in accordance with the adjustment provisions that govern the securities registered hereunder.

EXHIBIT 99.2





INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in Registration Statement Nos. 2-99954, 33-42222, 33-41542, 33-41543, 33-59187, 33-60901, 33-60591 and 33-82474
of Sierra Health Services, Inc. on Forms S-8 of our report dated February 16, 1998 appearing in this Annual Report on Form 10-K of Sierra Health Services, Inc. for the year ended December 31, 1997.



DELOITTE & TOUCHE LLP

Las Vegas, Nevada
May 15, 1998